                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Oracle Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:


Notes:

                                [LOGO OF ORACLE]

                               500 Oracle Parkway
                         Redwood City, California 94065

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

   A Special Meeting of Stockholders of the Company will be held on Wednesday May 10, 2000, at 9:00 a.m., at the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California, for the following purposes:

  1. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 4,000,000,000 to 11,000,000,000 shares.

  2. To transact any other business that may properly come before the meeting.

   Stockholders of record at the close of business on March 22, 2000 will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

                                   By Order of the Board of Directors,
                                   /s/ Daniel Cooperman
                                   Daniel Cooperman
                                   Senior Vice President, General Counsel &
                                    Secretary

Redwood City, California
April 6, 2000


 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               [LOGO OF ORACLE]

                              500 Oracle Parkway
                        Redwood City, California 94065

April 6, 2000
To our Stockholders:

   You are cordially invited to attend a Special Meeting of Stockholders of Oracle Corporation (the "Company"). The Special Meeting will be held on Wednesday, May 10, 2000, at 9:00 a.m., at the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California.

   The action expected to be taken at the Special Meeting is described in detail in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

   Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

   We look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                          /s/ Lawrence J. Ellison

                                          LAWRENCE J. ELLISON
                                          Chairman of the Board and Chief
                                           Executive Officer

                                PROXY STATEMENT
                                 April 6, 2000

   The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Oracle Corporation, a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders of the Company (the "Special Meeting"). The Special Meeting will be held on Wednesday, May 10, 2000, at 9:00 a.m., at the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California. All holders of record of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), on March 22, 2000, the record date, will be entitled to vote at the Special Meeting. At the close of business on the record date, the Company had 2,820,900,806 shares of Common Stock outstanding and entitled to vote. A majority, or 1,410,450,404, of these shares of Common Stock will constitute a quorum for the transaction of business at the Special Meeting. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 6, 2000.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Stockholders are entitled to one vote for each share of Common Stock held.

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person.

   The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company also has retained Corporate Investor Communications ("CIC") to assist in the solicitation of proxies. CIC will receive a fee for such services of approximately $12,500 plus reasonable out-of-pocket expenses, which will be paid by the Company. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

    PROPOSAL NO. 1--AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

   On March 15, 2000, the Board of Directors authorized an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share ("Common Stock") from 4,000,000,000 to 11,000,000,000. The stockholders are being asked to approve this proposed amendment. As of March 22, 2000, 2,820,900,806 shares of Common Stock were issued and outstanding and 752,168,913 shares were reserved for issuance under the Company's stock plans and employee stock purchase plan.

Required Vote

   The approval of the adoption of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

             The Board of Directors recommends a vote for approval of the amendment to the Company's Certificate of Incorporation

   The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock without additional expense or delay, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the Company's business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes. The Board of Directors has not taken any aciton to use the additional authorized shares for any such purposes.

   Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

   The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to existing stockholders. The holders of Common Stock have no preemptive rights.

   The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information, as of March 22, 2000, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each of the five most highly compensated executive officers; and (iv) all current executive officers and directors as a group.

                                                           Amount and
                                                           Nature of
                                                           Beneficial  Percent
Name and Address of Beneficial Owner                      Ownership(1) of Class
------------------------------------                      ------------ --------
Lawrence J. Ellison(2)
 500 Oracle Parkway, Redwood City, CA 94065.............. 689,706,050    24.2%
Raymond J. Lane(3).......................................  12,835,548       *
Gary L. Bloom(4).........................................   1,560,009       *
Jeffrey O. Henley(5).....................................   7,032,912       *
Jay Nussbaum(6)..........................................     401,606       *
Donald L. Lucas(7).......................................     303,784       *
Michael J. Boskin(8).....................................     399,060       *
Jack Kemp(9).............................................      57,126       *
Jeffrey Berg(10).........................................     182,250       *
Richard McGinn...........................................      50,250       *
Kay Koplovitz(11)........................................      41,800       *
All current officers and directors as a group (20
 persons)(12)............................................ 718,005,157    25.2%

--------
  * Less than 1%
 (1) Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.
 (2) Includes 27,123,500 shares subject to currently exercisable options or options exercisable within 60 days.
 (3) Includes 12,576,094 shares subject to currently exercisable options or options exercisable within 60 days.
 (4) Includes 1,280,313 shares subject to currently exercisable options or options exercisable within 60 days.
 (5) Includes 7,015,636 shares subject to currently exercisable options or options exercisable within 60 days.
 (6) Includes 389,720 shares subject to currently exercisable options or options exercisable within 60 days.
 (7) Includes 18,000 shares held in trust. Includes 285,784 shares subject to currently exercisable options or options exercisable within 60 days.
 (8) Includes 399,060 shares subject to currently exercisable options or options exercisable within 60 days.
 (9) Includes 57,100 shares subject to currently exercisable options or options exercisable within 60 days.
(10) Includes 182,250 shares subject to currently exercisable options or options exercisable within 60 days.
(11) Includes 37,500 shares subject to currently exercisable options or options exercisable within 60 days.
(12) Includes all shares described in notes (2)-(11) above and 4,105,894 additional shares subject to currently exercisable options or options exercisable within 60 days.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by May 10, 2000. If the Company is not notified of a stockholder proposal by July 24, 2000, then the management proxies may have the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Stockholder proposals should be addressed to Daniel Cooperman, Senior Vice President, General Counsel & Secretary, Oracle Corporation, 500 Oracle Parkway, Mailstop 5op7, Redwood City, California 94065.

                                 OTHER BUSINESS

   The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Special Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                   By Order of the Board of Directors,
                                   /s/ Daniel Cooperman
                                   Daniel Cooperman
                                   Senior Vice President, General Counsel &
                                    Secretary


 ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

[proxy card--front]

                               ORACLE CORPORATION
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                                  May 10, 2000

   The undersigned hereby appoints LAWRENCE J. ELLISON, RAYMOND J. LANE and JEFFREY O. HENLEY, or any of them, each with power of substitution, as proxies to represent the undersigned at a Special Meeting of Stockholders of ORACLE CORPORATION, to be held on Wednesday, May 10, 2000, at 9:00 a.m., at the Oracle Corporation Conference Center, 350 Oracle Parkway, Redwood City, California, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters:

  1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 4,000,000,000 TO 11,000,000,000.

     [ ] FOR                        [ ] AGAINST                      [ ] ABSTAIN

  2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

                                    (Continued and to be signed on reverse side)

[proxy card--back]
(Continued from other side)

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 4,000,000,000 TO 11,000,000,000.

                              PROXY INSTRUCTIONS

  1. Please sign exactly as the name or names appear on stock certificate (as indicated hereon).

  2. If the shares are issued in the names of two or more persons, all such persons should sign the proxy.

  3. A proxy executed by a corporation should be signed in its name by its authorized officers.

  4. Executors, administrators, trustees, and partners should indicate their positions when signing.

                                          Dated:          , 2000

                                          ---------------------------

                                          ---------------------------
                                          Signatures


 STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.